            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Capital Appreciation Fund:

     We consent to the incorporation by reference in this Registration Statement of  Oppenheimer  Capital  Appreciation  Fund on Form  N-14 of our  report  dated
October 16, 2006,  appearing in the Combined  Prospectus and Proxy Statement and
in the Statement of Additional Information,  which are part of such Registration
Statement.

                                            /s/KPMG LLP
                                            -----------
                                            KPMG LLP

Denver, Colorado
August 30, 2007